                                                                    EXHIBIT 99.i

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of Conexant Systems, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

                                          /s/ DIPANJAN DEB
                                          --------------------------
                                          Dipanjan Deb

January 14, 2004